Exhibit 99.1

Datacentrex Announces Proposed Public Offering

Salt Lake City, Utah, March 26, 2026 (GLOBE NEWSWIRE) — Datacentrex, Inc. (Nasdaq: DTCX) (“Datacentrex” or the “Company”), a digital infrastructure and capital deployment company that owns and operates Scrypt compute assets and evaluates strategic transactions across asset-backed operating businesses, today announced that it has commenced a public offering of shares of its common stock and, in lieu of common stock to certain investors, pre-funded warrants to purchase shares of its common stock. The Company intends to use the net proceeds from this proposed offering (the “Offering”) for working capital and general corporate purposes. The Offering is subject to market conditions, and there can be no assurance as to whether or when the Offering may be completed, or as to the actual size or terms of the Offering.

Dominari Securities LLC is acting as the sole placement agent for the Offering

This Offering is being made pursuant to an effective shelf registration statement on Form S-3, as amended (No. 333-286951), declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on May 30, 2025. A preliminary prospectus supplement and accompanying shelf prospectus (“Shelf Prospectus”) describing the terms of the Offering will be filed with the SEC and will be available on the SEC’s website located at http://www.sec.gov. Electronic copies of the preliminary prospectus supplement (together with the final prospectus supplement for this Offering, the “Prospectus Supplement”) and the accompanying Shelf Prospectus may be obtained, when available, by contacting Dominari Securities LLC, Attention: Syndicate Department, 725 5th Ave 23 Floor, New York, NY 10022, by email at info@dominarisecurities.com, or by telephone at (212) 393-4500.

Before investing in this Offering, interested parties should read, in their entirety, the Prospectus Supplement and the Shelf Prospectus and the other documents that the Company has filed with the SEC pertaining to the Offering and that are incorporated by reference in the Prospectus Supplement and the Shelf Prospectus, which provide more information about the Company and such Offering.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Datacentrex

Datacentrex is a digital infrastructure and capital deployment company that owns and operates Scrypt compute assets and evaluates strategic transactions across asset-backed operating businesses. Our current operating platform is centered on owned and operated Scrypt-based proof-of-work compute deployed through third-party colocation facilities. Datacentrex monetizes this compute primarily through hashrate marketplace mechanisms and manages a treasury of digital assets and cash in a manner intended to preserve capital and support opportunistic, accretive deployment.

For more information, please visit https://datacentrex.com/. Information on the Company’s website does not constitute a part of and is not incorporated by reference into this press release.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 relating to the Offering. These statements are identified by the use of the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” and similar expressions that are intended to identify forward-looking statements, including the Company’s expectations regarding the Offering, use of the expected proceeds from the Offering and other statements that are not purely statements of historical fact. All forward-looking statements speak only as of the date of this press release. You should not place undue reliance on these forward-looking statements. Although the Company believes that its plans, objectives, expectations and intentions reflected in or suggested by the forward-looking statements are reasonable, it can give no assurances that these plans, objectives, expectations or intentions will be achieved. Forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from historical experience and present expectations or projections. Actual results may differ materially from those in the forward-looking statements. Other risks are contained in the Company’s filings with the SEC, including in the Company’s Annual Report on Form 10-K, as amended, and in subsequent reports on Forms 10-Q and 8-K. Investors and security holders are urged to read these documents free of charge on the SEC’s website at: http://www.sec.gov. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Company Contact

Datacentrex Investor Relations

ir@datacentrex.com

800-403-6150